SUPPLEMENT DATED OCTOBER 1, 2005 TO THE

PACIFIC FUNDS CLASS A, B, and C SHARES PROSPECTUS DATED JULY 1, 2005,
AS AMENDED AND RESTATED OCTOBER 1, 2005 AND
PACIFIC FUNDS CLASS R SHARES PROSPECTUS DATED OCTOBER 1, 2005

This supplement changes the Pacific Funds Class A, B, and C Shares prospectus dated July 1, 2005, as amended and restated October 1, 2005 and Pacific Funds Class R Shares prospectus dated October 1, 2005 (each a prospectus and together the prospectuses). The changes within this supplement are effective October 1, 2005, unless another effective date is specified below, and apply to both prospectuses unless otherwise specified. This supplement must be preceded or accompanied by the applicable Pacific Funds prospectus. Remember to review the applicable prospectus for other important information.

Effective January 1, 2006, the PF AIM Blue Chip Fund (the fund) will have a new manager and a new name. Loomis Sayles & Company, L.P. (Loomis Sayles) will become the manager of the fund and the fund’s name will change to the PF Loomis Sayles Large-Cap Growth Fund. Certain investment policies and strategies of the fund will change at that time, as described below. In order to facilitate these changes, a portion of the securities holdings of the fund will be sold and new investments purchased in accordance with recommendations by the new manager. Pacific Life, the investment adviser to Pacific Funds, may begin this transitioning prior to January 1, 2006. Pacific Life and/or Pacific Funds may retain a transitioning agent in order to minimize the transaction costs associated with the purchase and sale of securities in connection with this transitioning. It is not expected that the transaction costs associated with the change in manager will be significant.

Principal changes:

•	The PF Loomis Sayles Large-Cap Growth Fund will emphasize its investments in large-capitalization growth companies. The fund currently emphasizes large-capitalization companies, but with less emphasis on growth. In addition, it is anticipated that the PF Loomis Sayles Large-Cap Growth Fund will hold a relatively fewer number of issuers than currently held by the fund.

•	The benchmark index of the fund will be changed from the S&P 500 Index to the Russell 1000 Growth Index, which Loomis Sayles believes is a more appropriate benchmark given its growth management style.

•	The limitation that the fund may invest up to 25% of its assets in foreign securities, including American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs), is changed to allow the fund to invest up to 20% of its assets in foreign securities, including emerging market countries. Canadian issuers are excluded for purposes of this limitation.

•	The limitation that the fund may invest up to 15% of its assets in equity and/or debt real estate investment trusts (REITs) is removed to allow the fund to invest in REITs without limit, although it is not expected to be a principal investment.

The investment policies and strategies of the PF Loomis Sayles Large-Cap Growth Fund are described below:

Investment goal — seeks long-term growth of capital; current income is of secondary importance.

Main investments — invests at least 80% of its assets in large-capitalization equity securities. The fund invests mainly in common stocks of large-capitalization growth companies. Large-capitalization growth companies are typically defined as those which are included in the Russell 1000 Growth Index at the time of purchase. As of August 31, 2005, the market capitalization range of the Russell 1000 Growth Index was between approximately $1.23 billion and $356 billion. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. The manager will look for companies’ stock prices that the market has undervalued relative to future growth prospects. The manager follows a disciplined selling strategy and may sell a stock when its expected earnings or competitive situation no longer meets the manager’s expectations. The manager typically does not consider current income when making buy/sell decisions.

The fund may invest up to 20% of its assets in foreign securities, including emerging market countries. Canadian issuers are excluded for purposes of this limitation. The fund may also engage in foreign currency transactions and may purchase restricted securities.

Risks — this fund may be affected by the following risks among others:

•	price volatility

•	foreign investments

•	emerging markets

•	derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

•	liquidity

This fund may engage in active and frequent trading which could result in higher trading costs and reduce performance.

Please refer to Risks and risk definitions in the applicable prospectus for additional information.

Portfolio Manager — Loomis Sayles & Company, L.P. (Loomis Sayles)

The following individuals are jointly and primarily responsible for the day-to-day management of the fund:

Mark B. Baribeau, CFA, is a vice president of Loomis Sayles and joined Loomis Sayles in 1989. He has 20 years of investment experience and received an MA from the University of Maryland and a BA from the University of Vermont.
Pamela N. Czekanski, CFA, is a vice president of Loomis Sayles and joined Loomis Sayles in 1995. She has 22 years of investment experience and received a BA from Middlebury College.
Richard D. Skaggs, CFA, is a vice president of Loomis Sayles and joined Loomis Sayles in 1994. He has 20 years of investment experience and received a BS and an MSM from Oakland University.

With respect to the individuals listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the portfolio.

OTHER CHANGES TO PACIFIC FUNDS:

The first paragraph of the EXCHANGING SHARES section of the Pacific Funds Class A, B, and C Shares prospectus is replaced with the following:

Except with respect to the PF Pacific Life Money Market Fund, you may exchange shares of one fund for shares of the same class of any other fund (within the same base account) if both funds maintain minimum balance requirements. With respect to the PF Pacific Life Money Market Fund, Class A shares may be exchanged for Class A, B, or C shares of other Pacific Funds. Conversely, Class A, B, or C shares of other Pacific Funds may be exchanged for Class A shares of the PF Pacific Life Money Market Fund. Effective July 1, 2005, only Class A shares of the PF Pacific Life Money Market Fund are available for investment. Exchanges are considered sales and may result in a gain or loss for federal and state income tax purposes. There are currently no additional sales charges or fees for exchanges, except for Class A shares of the PF Pacific Life Money Market Fund, which have a front-end sales charge when exchanged into Class A shares of another fund. Shares subject to a CDSC will begin to age from the date of the initial investment, except if the original shares are shares of the PF Pacific Life Money Market Fund. For assets initially invested in the PF Pacific Life Money Market Fund, the CDSC period will begin when the shares are exchanged into Class B or C shares of another fund. To exchange shares, call (800) 722-2333 or submit your request in writing. To disable the option to exchange by telephone, check the appropriate box on your Account Application.

The ABOUT THE MANAGERS section of the Pacific Funds Class A, B, and C Shares prospectus is amended to add the following:

Loomis Sayles & Company, L.P. — One Financial Center, Boston, Massachusetts 02111

Loomis Sayles & Company, L.P. (Loomis Sayles) is a subsidiary of IXIS Asset Management North America. Loomis Sayles was founded in 1926 and is one of America’s oldest investment advisory firms with over $68 billion in assets under management as of June 30, 2005. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry, and plans to devote $27 million to its research efforts in 2005.

The Salomon Brothers Asset Management, Inc (Salomon Brothers) section is amended to add the following:

Citigroup, Inc., the parent company of Salomon Brothers, has agreed to sell substantially all of its worldwide asset management business (the Transaction) including the manager, Salomon Brothers, to Legg Mason, Inc. (Legg Mason). The Transaction will result in an assignment under the Investment Company Act of 1940, of the current management agreement (Agreement), as amended, among and between Salomon Brothers, Pacific Funds, and Pacific Life. As a result, the Agreement will terminate after the transaction is complete. Generally, an assignment requires a shareholder vote of a new advisory agreement. However, under an exemptive order from the Securities and Exchange Commission, Pacific Life and Pacific Funds can hire, terminate and replace the managers (except, as a general matter, managers affiliated with Pacific Life) without shareholder approval. Accordingly, at a meeting held on September 12, 2005, the Pacific Funds’ board, including a majority of independent trustees, considered and approved (in light of the Transaction) the continuation of Salomon Brothers as manager to the PF Salomon Brothers Large-Cap Value Fund and a new management agreement. In approving this continuation and new management agreement, the board considered among other things that: (i) no changes are expected in the management of the PF Salomon Brothers Large-Cap Value Fund; (ii) no changes are expected in the advisory or management fee schedules; (iii) no changes are expected in the management personnel of the PF Salomon Brothers Large-Cap Value Fund as a result of the Transaction; and (iv) Pacific Life, Pacific Funds’ investment adviser, recommended the continuation.